UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 23, 2016

ECOLAB INC.
(Exact name of registrant as specified in its charter)

Delaware	1-9328	41-0231510
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Wabasha Street North, Saint Paul, Minnesota	55102
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	1-800-232-6522

(Not applicable)
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

Ecolab Inc. (“Ecolab” or the “Company”) is providing as exhibits to this Current Report on Form 8-K (a) a table with supplemental unaudited reportable segment net sales and operating income information for the years ended December 31, 2015 and December 31, 2014 reflecting (i) international operations at the fixed currency exchange rates established by Company management at the beginning of 2016, (ii) the establishment of all Venezuelan bolivar operations of the Company at the Marginal Currency System (SIMADI) exchange rate of approximately 200 bolivares to 1 U.S. dollar and (iii) other immaterial adjustments that were made effective in the first quarter of 2016 to the Company’s reportable segments, including the movement of certain customers between reportable segments and (b) a table with supplemental unaudited reportable segment net sales and operating income information for each of the four quarters of 2015 and for the twelve months ended December 31, 2015, reflecting the three changes noted above. Ecolab also will publish the attached exhibits on its website located at www.ecolab.com.

The financial information in the tables represents a supplemental presentation of certain of Ecolab’s 2015 and 2014 reportable segment information as explained in this Current Report on Form 8-K and the tables and is not intended to replace the presentation of such information in Ecolab’s Quarterly Reports on Form 10-Q filed with respect to the first, second and third quarters of 2015 and Ecolab’s Annual Reports on Form 10-K filed with respect to the fiscal years ended December 31, 2015 and December 31, 2014.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

(99.1)   Supplemental Unaudited Reportable Segment Net Sales and Operating Income Information of Ecolab Inc. for the Years ended December 31, 2015 and December 31, 2014.

(99.2)   Supplemental Unaudited Reportable Segment Net Sales and Operating Income Information of Ecolab Inc. for each of the quarterly periods ended March 31, June 30, September 30 and December 31, 2015 and for the twelve months ended December 31, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLAB INC.

Date: March 23, 2016	By:	/s/David F. Duvick
David F. Duvick
Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing
(99.1)	Supplemental Unaudited Reportable Segment Net Sales and Operating Income Information of Ecolab Inc. for the Years ended December 31, 2015 and December 31, 2014.	Filed herewith electronically.
(99.2)

Supplemental Unaudited Reportable Segment Net Sales and Operating Income Information of Ecolab Inc. for each of the quarterly periods ended March 31, June 30, September 30 and December 31, 2015 and for the twelve months ended December 31, 2015.

Filed herewith electronically.